UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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ANALOGIC CORPORATION

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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News Release

FOR IMMEDIATE WORLDWIDE RELEASE

For Further Information:

Investor and Media Contact:

Mark Namaroff

Sr. Director of Investor Relations and Corporate Communications

(978) 326-4058

investorrelations@analogic.com

Leading Proxy Advisory Firms ISS and Glass Lewis Recommend

Analogic Shareholders Vote “For” Proposed Analogic Acquisition

by Affiliate of Altaris Capital Partners

Special Meeting of Shareholders To Be Held June 21, 2018

PEABODY, Mass. – June 11, 2018 – Analogic Corporation (NASDAQ: ALOG) (“the Company” or “Analogic”), a provider of leading-edge healthcare and security solutions, today announced that Institutional Shareholder Services (“ISS”) and Glass Lewis, the leading providers of proxy research and vote recommendations to the institutional investment community, have both recommended that Analogic stockholders vote “FOR” approval of the merger agreement under which Analogic will be acquired by an affiliate of Altaris Capital Partners, LLC, a leading private investment firm.

Bernard Bailey, chairman of the Analogic Board of Directors, commented, “We are pleased to receive positive recommendations from ISS and Glass Lewis. Their support reinforces the Board’s view that this transaction provides the best combination of value and certainty for shareholders. We believe that these recommendations further indicate that the Altaris agreement, which followed a comprehensive and public strategic review process, is in the best interests of our investors.”

The Board reviewed a variety of strategic alternatives, the continued operation of the Company on a standalone basis and competitive acquisition offers, with the goal of delivering maximum value to Analogic’s shareholders and mitigating future execution risk. The transaction price of $84.00 per share represents a 25% premium to the Company’s closing share price of $67.45 on June 7, 2017, the day after Analogic announced the launch of its strategic review process. Analogic’s Board of Directors voted unanimously in support of the transaction.

Special Meeting of Shareholders on June 21, 2018

Analogic will hold a special meeting of shareholders on June 21, 2018. The Company encourages its stockholders of record at the close of business on May 11, 2018 to vote “FOR” each of the proposals relating to the transaction, as a failure to vote will have the same effect as a vote against the transaction. If shareholders have any questions or need assistance submitting a proxy to have shares of Company common stock voted at the special meeting, please call Georgeson LLC, the Company’s proxy solicitor, toll-free at (866) 431-2105.

About Analogic

Analogic provides leading-edge healthcare and security technology solutions to advance the practice of medicine and save lives. Analogic is recognized around the world for advanced imaging and real-time guidance technologies used for disease diagnosis and treatment as well as for automated threat detection. Analogic’s market-leading ultrasound systems, led by its flagship BK Ultrasound brand, used in procedure-driven markets such as urology, surgery, and point-of-care, are sold to clinical practitioners around the world. Analogic’s advanced imaging technologies are also used in computed tomography (CT), magnetic resonance imaging (MRI), and digital mammography systems, as well as automated threat detection systems for aviation security. Analogic is headquartered just north of Boston, Massachusetts. For more information, visit www.analogic.com.

Analogic and the globe logo are registered trademarks of Analogic Corporation.

Additional Information and Where to Find It

Analogic filed a definitive proxy statement with the SEC in connection with the transaction (the “Proxy Statement”), including a form of proxy card, on May 16, 2018. The Proxy Statement and form of proxy card have been mailed to Analogic’s shareholders. The Proxy Statement contains important information about Altaris, Analogic, the merger and related matters. Investors and security holders are urged to read the Proxy Statement carefully.

Investors and security holders can obtain free copies of the Proxy Statement and other documents filed with the SEC by Analogic through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders can obtain free copies of the Proxy Statement from Analogic by contacting Analogic’s Investor Relations department at investorrelations@analogic.com or by calling 978-326-4058.

Analogic and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect to the transactions contemplated by the merger agreement. Information regarding Analogic’s directors and executive officers, including the direct and indirect interests of Analogic’s directors and executive officers in the merger, is contained in the Analogic’s Annual Report on Form 10-K for the year ended July 31, 2017, its proxy statement dated November 2, 2017 and in the Proxy Statement dated May 16, 2018, each of which is filed with the SEC. These documents can be obtained free of charge from the sources listed above.

Forward-Looking Statements

Statements in this press release regarding the proposed transaction between Altaris and Analogic, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about future expectations, plans, and prospects for the Company, including statements containing the words “believes,” “anticipates,” “plans,” “expects,” and similar expressions, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the risk that the proposed merger may not be completed in a timely manner, or at all, which may adversely affect Analogic’s business and the price of its common stock; the failure to satisfy all of the closing conditions of the proposed merger, including the approval of the merger agreement by Analogic’s stockholders; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the proposed merger on Analogic’s business, operating results, and relationships with customers, suppliers, competitors and others; risks that the proposed merger may disrupt Analogic’s current plans and business operations; potential difficulties retaining employees as a result of the proposed merger; risks related to the diverting of management’s attention from Analogic’s ongoing business operations; the outcome of any legal proceedings that may be instituted against Analogic related to the merger agreement or the proposed merger; risks relating to product development and commercialization, limited demand for the Company’s products, or the limited number of customers for such products; risks associated with competition; uncertainties associated with regulatory agency approvals; competitive pricing pressures; downturns in the economy; the risk of potential intellectual property litigation; acquisition related risks; and other factors discussed in our most recent quarterly and annual reports filed with the SEC. In addition, the forward-looking statements included in this press release represent the Company’s views as of the date of this document. While the Company anticipates that subsequent events and developments will cause the Company’s views to change, the Company specifically disclaims any obligation to update these forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s views as of any later date.